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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 24, 1999
                                                         ---------------

                                 LEUKOSITE, INC.
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               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                  0-22769                  04-3173859
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(State or Other Jurisdiction        (Commission              (IRS Employer
         of Incorporation           File Number            Identification No.)


                      215 First Street, Cambridge, MA 02142
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (617) 621-9350


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ITEM 5. OTHER EVENTS.

On August 24, 1999, LeukoSite announced that L&I Partners, L.P., a joint venture which LeukoSite has with ILEX Oncology, Inc., entered into an agreement with Schering AG for the marketing and distribution of CAMPATH(TM) in the United States, Europe and the rest of the world except for Japan and East Asia (where LeukoSite and ILEX have retained rights). The Agreement is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C) EXHIBITS.

*99.1 Distribution and Development Agreement between L&I Partners, L.P. and
      Schering AG, dated August 24, 1999


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LEUKOSITE, INC.


                              By: /s/ Augustine Lawlor
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                                      Augustine Lawlor,
                                      Chief Operating and Financial Officer and
                                      Senior Vice President, Corporate
                                      Development

Dated:  September 3, 1999